                                                   (RETURN TWO SIGNED ORIGINALS)
                                                             ORIGINAL


SOFTWARE DISTRIBUTION AGREEMENT
MacTCP

[APPLE LOGO] APPLE COMPUTER, INC.
Software Licensing Department
2420 Ridgepoint Drive MS - 198SWL
Austin, TX 78754


Licensee  Earthlink Network, Inc.
         -----------------------------------------------------------------------

Individual to Contact  Sky Dayton
                      ----------------------------------------------------------

Street Address  3171 Los Feliz Boulevard  Suite 203
               -----------------------------------------------------------------

City   Los Angeles   State   CA   Zip Code  S 90039   Country   USA
      --------------       ------         -----------         -----------------

Telephone Number: (213) 644 9500   x 110
                  --------------------------------------------------------------

AppleLink Address:
                  --------------------------------------------------------------

Internet Address(es)*:  Sky @ Earthlink.Net
                       ---------------------------------------------------------

                       ---------------------------------------------------------
*An Internet Address is required to obtain product updates under this Agreement.

Apple Computer, Inc. ("Apple") and Licensee agree that the following terms and conditions shall govern Licensee's use and distribution of the Apple Software.

1 .  DEFINITIONS

1.1 "Apple Software" means the object code form of the Apple Software program identified in Exhibit B as the "Apple Software" and any subsequent version(s) of the Apple Software that Apple notifies Licensee will be covered by this Agreement.

1.2 "Distributor" means an individual or entity that is licensed by Licensee or another Distributor to distribute Licensee Programs to End-Users or other Distributors.

1.3 "End-User" means an individual or entity that licenses Licensee Programs for his or its own personal or business purposes, and not for license to others.

1.4  "Licensee" means the licensee listed above.

1.5 "Licensee Programs" means Licensee's own computer programs listed and described in Exhibit C.

1.6 "...as incorporated in Licensee Programs..." means that (i) Licensee Programs depend upon Apple Software for certain elements of their operation and functionality; (ii) Licensee Programs access Apple Software functionality by means of programing libraries and programming interfaces, separately available from Apple; (iii) Licensee Programs incorporate Apple Software by reference by compilation with, and linking to these

                                                                       EFBO91093

     programming libraries and programming interfaces; and (iv) Apple Software is not distributed independently of Licensee Programs which depend on Apple Software. Licensee Programs may be distributed independently of Apple Software.

1.7 "Volume Licensing Program" means a software licensing program that authorizes use of the Apple Software only as incorporated in Licensee Programs on multiple computers - either a specific number of computers, or for a number of computers within a specific number range, where that number does not exceed 2000 computers.

1.8 "Limited Site Licensing Program" means a software licensing program that authorizes use of the Apple Software only as incorporated in Licensee Programs on multiple computers - either a specific number of computers, or for a number of computers within a specific number range, where that number is greater than 2000 computers, but does not exceed 5000 computers.

1.9 "Site Licensing Program" means a software licensing program that authorizes use of the Apple Software as incorporated in Licensee Programs on multiple computers - either a specific number of computers, or for a number of computers within a specific number range, where that number is greater than 2000 computers and may be any greater number.

1.10 "Unlimited Site Licensing Program" means a software licensing program that authorizes use of the Apple Software as incorporated in Licensee Programs on an unlimited number of computers.

2.   LICENSE.

2.1 Apple hereby grants to Licensee a nonexclusive, nontransferable, worldwide license to (i) copy and/or have copied for it the Apple Software for the sole purpose of incorporating the Apple Software into Licensee Programs; and (ii) distribute, to End Users and Distributors, the Apple Software in object code form solely as incorporated in Licensee Programs which are designed to operate on or with Apple-labeled or Apple-manufactured CPUs only and solely in compliance with the conditions described in Exhibit B. This license grant is expressly conditioned upon Licensee and/or Distributor's compliance with the following requirements:

(a) All distributions to End-Users must be subject to an End-User Software License Agreement no less restrictive or materially less protective of Apple's rights in the Apple Software than the Software License attached hereto as Exhibit D. For each jurisdiction in which Licensee Programs are distributed, it is Licensee's responsibility to use an End-User Software License Agreement which is enforceable under and complies with the laws of the jurisdiction.

(b) All Distributors must be subject to binding written agreements that include provisions consistent with and the material substance of Paragraphs 2, 3, 7, 8, 9 and 12 of this Agreement, and such agreements must be materially no less protective of Apple's rights in the Apple Software than are the terms and conditions of this Agreement.

(c) Licensee may distribute the Apple Software solely as incorporated in Licensee Programs as part of a Volume Licensing Program associated with Licensee Programs. In such cases, Licensee will include a restriction in its Volume Licensing Program Agreement with the End-User that the Apple Software shall be used by the End-User solely for operation in conjunction with Licensee Programs. Licensee agrees to refer End-User queries regarding use of the Apple Software with any other software to Apple, for execution of an Apple Tiered Volume License Agreement between Apple and the End-User.

                                                                       EFBO91093

(d) Subject to the additional fees described in option D of Exhibit A as the "Limited Site License Option", Licensee may distribute the Apple Software solely as incorporated in Licensee Programs as part of a Limited Site Licensing Program associated with Licensee Programs. In such cases, Licensee will include a restriction in its Limited Site Licensing Program Agreement with the End-User that the Apple Software shall be used by the End-User solely for operation in conjunction with Licensee Programs. Licensee agrees to refer End-User queries regarding use of the Apple Software with any other software to Apple, for execution of an Apple Master Software Site License Agreement between Apple and the End-User.

(e) Subject to the additional fees described in option E of Exhibit A as the "Site License Option", Licensee may distribute the Apple Software solely as incorporated in Licensee Programs as part of a Site Licensing Program associated with Licensee Programs. In such cases, Licensee will include a restriction in its Site Licensing Program Agreement with the End-User that the Apple Software shall be used by the End-User solely for operation in conjunction with the Licensee Programs. Licensee agrees to refer End-User queries regarding use of the Apple Software with any other software to Apple for execution of an Apple Master Software Site License Agreement between Apple and the End-User.

(f) Licensee may not distribute the Apple Software as part of any Unlimited Site Licensing Program.

(g) Licensee is not authorized to distribute the Apple Software Programming Libraries under this Agreement.

2.2 Licensee acknowledges that the Apple Software is proprietary to Apple and that Apple retains all right, title, and interest in and to the Apple Software, including without limitation all copyrights and other proprietary rights.

2.3 Licensee agrees not to reverse engineer, reverse compile, or otherwise disassemble the Apple Software, except as permitted by applicable legislation. Licensee may not use, reproduce, sublicense, distribute or dispose of the Apple Software, in whole or in part, other than as permitted under this Agreement.

2.4 If Apple requests in writing, Licensee shall provide Apple with an archive copy of Licensee Programs in object code form for the sole purpose of monitoring Licensee's compliance with the terms of this Agreement.

2.5 Apple will notify Licensee of the availability of updates or extensions to the Apple Software ("Updates"). Upon such notification, Licensee will take all necessary steps to obtain Updates, including but not limited to downloading them from a server as instructed by Apple. Licensee shall incorporate any Update in Licensee Programs, and shall cease distribution of earlier versions of the Apple Software to the extent that they have been updated, at the first available opportunity within Licensee's product cycle, but no later than one hundred eighty (180) days after Apple has notified Licensee of the availability of such Update. Licensee shall make all Updates available to Licensee's End-Users upon the request of the End-Users or Apple.

2.6 Apple hereby grants to Licensee a nonexclusive, nontransferable, worldwide license to (i) copy and/or have copied for it and to modify the documentation included in the Apple Software for the sole purpose of incorporating such documentation into Licensee's documentation in support of the Apple Software as incorporated in Licensee Programs; and (ii) distribute such modified documentation to End Users and Distributors. This license in conditioned on the following copyright notice appearing in Licensee's documentation:

          "Portions of this manual are copyrighted by Apple Computer, Inc."

                                                                       EFBO91093

3.   EFFECTIVE DATE; TERMS.

3.1 The Effective Date of this Agreement will be the date of Apple's execution. The initial term will be until December thirtieth (30th) of the current year and the Agreement will automatically renew for subsequent one year periods unless one of the following events occurs: (i) Licensee fails to pay the applicable renewal fee before the expiration of the current term; (ii) Apple terminates this Agreement at any time pursuant to Section 13; (iii) Apple provides notice to Licensee of its intent to terminate for any reason, with or without cause, at least twelve (12) months prior to the effective date of termination; or (iv) Licensee provides notice to Apple of its election to terminate this Agreement for any reason, with or without cause.

3.2 In the event of any termination, Licensee must immediately discontinue all use and distribution of the Apple Software. However, Licensee is entitled to retain one (1) copy of the Apple Software, and is not restricted from providing continued technical support of Licensee's End-Users, including continued support regarding the use of Apple Software in conjunction with Licensee's Programs.

4.  CONSIDERATION.

4.1 In consideration of, and as a condition of the rights granted to Licensee by Apple, Licensee agrees to pay Apple the annual license fee and royalty payments based on the options selected by Licensee in Exhibit A. If a royalty option is specified on Exhibit A, a royalty obligation shall be effective upon the date Licensee begins the sale, license and/or distribution of Licensee Programs and shall extend as long as Licensee sells, licenses and/or distributes Licensee Programs.

4.2 If an annual license fee is specified on Exhibit A, the license fee for the initial term shall be prorated based upon the number of months remaining in the current year and is due and payable in United States currency upon Licensee's execution of this Agreement. The renewal fee for each subsequent term is due on the thirty first (31st) of December of the current year. As a courtesy, Apple intends to send renewal notices sixty (60) days prior to the expiration date of each term, but all renewal fees are due and payable on or before December 31 of each year, whether or not Apple provides such notice. The annual license fee for any of the options will not increase more than ten percent (10%) per annum for the first three (3) years of this Agreement.

4.3 If royalty payments are specified on Exhibit A, royalties shall be payable on an annual calendar basis, within 45 days of the end of the calendar year (December 31), with respect to the number of end-user licenses granted by Licensee to End-Users under Licensee's Site Licensing Programs. Royalty payments shall be determined in accordance with the schedule specified in Exhibit A. All payments to Apple shall be made in U.S. currency, with checks drawn on a U.S. bank. Foreign funds will be calculated at the exchange rate at which the Licensee's foreign currency transactions are translated in U.S. dollars at month end reporting. At the time when royalty payments are due, Licensee will deliver to Apple a report setting forth the following information:
(i) Title of Licensee Program; (ii) number of licenses granted to Licensee's End-Users under Licensee's Site Licensing Programs for the immediately preceding year and in aggregate from inception of this license agreement; and (iii) a calculation of the royalties due and payable to Apple for the immediately preceding year and in aggregate from inception of this license agreement. Any overdue amounts shall bear interest at the rate of one and one-half (1.5%) percent per month or the maximum rate permitted under applicable law, whichever is less.

4.4 Apple shall have the right at its expense and on reasonable notice, to have an accredited auditing representative audit the records of Licensee to verify the information to be provided in the reports. If, as a result of such audit, a dollar error of over 5% for any quarter or year is found in favor of Apple, Licensee will reimburse Apple for the cost of such audit within thirty days of such

                                                                       EFBO91093

finding. In the event Licensee's royalty reports or payments include any inconsistencies or mistakes, Licensee will rectify such statements and will make any payments required by such rectification to Apple within thirty (30) days. Any overdue amounts shall bear interest at the rate of one and one-half (1.5%) percent per month or the maximum rate permitted under applicable law, whichever is less. Failure to pay royalties and/or audit expenses when due as provided in this Section 4 will be grounds for termination of the Agreement under Section 3.

4.5  Licensee shall deliver the royalty payments and royalty reports to:
      Royalty Accounting - Austin Finance
      Apple Computer, Inc.
      2420 Ridgepoint Dr. MS 198 GL
      Austin, TX 78754

4.6  Licensee's royalty accounting contact, address and phone number is:

      Contact Name:  Sky Dayton
      Address:   3171 Los Feliz Boulevard, Suite 203

      Phone Number: (213) 644 9500  x 110

5.    REPORTS.

5.1 If Licensee chooses option (B), (D) or (E) as specified in Exhibit A, Licensee must provide to Apple reports in the form set forth on Exhibit E, as it may be modified from time to time by Apple by notice to Licensee. These reports shall be considered confidential information and used for Apple internal revenue reporting purposes only.

5.2 If Licensee chooses option (D) or option (E) as specified in Exhibit A, Licensee must provide to Apple reports in the form set forth on Exhibit F, as it may be modified from time to time by Apple by notice to Licensee. These reports shall be considered confidential information and used for Apple internal revenue reporting purposes only.

5.3 If Licensee chooses option (E) as specified in Exhibit A, Licensee must provide royalty reports to Apple as specified in Paragraph 4.3 above.

6.   DELIVERY OF MacTCP.

One copy of the Apple Software shall be delivered by Apple to Licensee upon the execution of this Agreement by both parties and receipt of Licensee's check for the license fee for the initial term.

7.   DISCLAIMER OF WARRANTY.

Apple licenses the Apple Software to Licensee on an "AS IS" basis. APPLE MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, REGARDING THE APPLE SOFTWARE OR ITS USE AND OPERATION ALONE OR IN COMBINATION WITH LICENSEE PROGRAMS. Neither Licensee, its employees, agents, or Distributors have any right to make any other representation, warranty or promise with respect to the Apple Software.

8.   LIMITATION OF LIABILITY.

In no event shall Apple be liable for special, incidental or consequential damages arising from the use, sale or distribution of Apple Software by Licensee or any third party, whether under theory of

                                                                       EFBO91093

contract, tort (including negligence), product liability or otherwise. In no event shall Apple's liability under this Agreement exceed the amount of $500.

9.   LABELING.

9.1 As a condition of Apple's license grant in Paragraph 2, Licensee shall not remove any copyright notices or proprietary legends contained within the Apple Software. Further, Licensee shall include a copyright notice in Licensee Programs reflecting the copyright ownership of Licensee and Apple as follows:

          Copyright -C- 19__ [Licensee Name] and its licensors.
          All rights reserved.

9.2 To the extent permitted by applicable law, Licensee shall also include in a conspicuous place in the manual and in bold letters, a warranty disclaimer as follows:

          "[Licensee Name]'s LICENSOR(S) MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, REGARDING THE SOFTWARE. [Licensee Name]'s LICENSOR(S) DOES NOT WARRANT, GUARANTEE OR MAKE ANY REPRESENTATIONS REGARDING THE USE OR THE RESULTS OF THE USE OF THE SOFTWARE IN TERMS OF ITS CORRECTNESS, ACCURACY, RELIABILITY, CURRENTNESS OR OTHERWISE. THE ENTIRE RISK AS TO THE RESULTS AND PERFORMANCE OF THE SOFTWARE IS ASSUMED BY YOU. THE EXCLUSION OF IMPLIED WARRANTIES IS NOT PERMITTED BY SOME JURISDICTIONS. THE ABOVE EXCLUSION MAY NOT APPLY TO YOU."

Licensee shall also include the following disclaimer of liability language in the same place:

          "IN NO EVENT WILL [Licensee Name]'s LICENSOR(S), AND THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS (COLLECTIVELY [Licensee Name]'s LICENSOR) BE LIABLE TO YOU FOR ANY CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES (INCLUDING DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE) ARISING OUT OF THE USE OR INABILITY TO USE THE SOFTWARE EVEN IF [Licensee Name]'s LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. BECAUSE SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATIONS MAY NOT APPLY TO YOU. [Licensee Name]'s Licensor's liability to you for actual damages from any cause whatsoever, and regardless of the form of the action (whether in contract, tort (including negligence), product liability or otherwise), will be limited to $50."

9.3 During the term of this Agreement, Apple may revise the notice or disclaimer language required by Paragraph 9.2 above. Licensee shall incorporate such revisions within ninety (90) days of written notice from Apple.

9.4 Licensee may not use any Apple trademarks, service marks, trade names, or logos in any advertising, brochures, or promotional materials except to denote compatibility with Apple products in the form set forth in Apple's Third Party Trademark Guidelines.

                                                                       EFBO91093

9.5 Licensee shall not refer to the product name "TCP/IP Connection for Macintosh" in packaging or other advertising collateral materials for the Licensee Programs.

10.  INDEMNIFICATION BY APPLE.

Apple shall indemnify, defend and hold Licensee harmless from and against any claim that the Apple Software infringes any United States patent or copyright of any third party. Licensee shall promptly notify Apple of any such claim. In no event shall Apple's liability to Licensee for damages, losses, liabilities, costs and expenses (including reasonable fees of attorneys and other professionals) under this Paragraph 10 exceed the total amount paid by Licensee to Apple for the license granted hereunder. Notwithstanding the foregoing, Apple will have no liability under this Paragraph 10 for any claim or suit of copyright, trade secret or patent infringement where such claim or suit is based upon the combination, operation, or use of the Apple Software with Licensee Programs, if such infringement would have been avoided but for such combination, operation or use.

11.  INDEMNIFICATION BY LICENSEE.

Except as provided in Paragraph 10, Licensee shall indemnify, defend at Apple's request, and hold Apple harmless from any and all claims, damages, losses, liabilities, costs and expenses (including reasonable fees of attorneys and other professionals) arising out of or in connection with Licensee's distribution of the Apple Software in combination with Licensee Programs or the use of Licensee Programs in combination with Apple Software. Licensee shall promptly notify Apple of any such claim.

12.  EXPORT.

Licensee certifies that it will not distribute the Apple Software in contravention of any laws or regulations relating to export control, including but not limited to the United States Export Administration Act and associated regulations.

13.  TERMINATION FOR CAUSE.

If any breach of this Agreement by Licensee continues for more than thirty (30) days after receipt of written notice of such breach by Apple, Apple may terminate this Agreement by written notice to Licensee, whereupon this license and all rights granted to Licensee herein shall immediately cease. Waiver by Apple of any breach by Licensee shall not be deemed to be a waiver of any other or subsequent breach. The rights of Apple under this clause are in addition to any other rights and remedies provided by law or under this Agreement.

14.  RELATIONSHIP OF THE PARTIES.

Nothing stated in this Agreement will be construed as creating the relationships of joint venturers, partners, employer and employee, franchisor and franchisee, master and servant, or principal and agent.

15.  ASSIGNMENT.

This Agreement may not be assigned by Licensee without the prior written consent of Apple.

                                                                       EFBO91093

16.  NOTICES.

Any notice required under this Agreement shall be deemed given: (i) when delivered personally; (ii) by telex or facsimile; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, (iv) by Internet to the address set forth on the first page of this Agreement for notice to Licensee; or (v) by AppleLink, to the address of SW.LICENSE. for any notice to Apple and to the address set forth on the first page of this Agreement for any notice to Licensee. All communications will be sent to the address noted on the first page of this Agreement.

18.  GOVERNING LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to agreements entered into and to be performed entirely within California between California residents. Any litigation or other dispute resolution between the parties relating to this Agreement shall take place in the Northern District of California. The parties consent to the personal jurisdiction of, and venue in, the state and federal courts within that District.

19.  COMPLETE UNDERSTANDING.

This Agreement including all Exhibits attached constitutes the entire Agreement between the parties concerning the use and distribution of Apple Software. Any waiver or amendment of any provision of this Agreement shall be effective only if in writing and signed by authorized representatives of both parties.

LICENSEE:  EARTHLINK NETWORK, INC.      APPLE COMPUTER, INC.
          ------------------------

Signature:  By:  /s/ Sky Dayton         Signature:  /s/ Rhonda Middleton
          ----------------------------              ----------------------------

Printed Name and Title: Sky Dayton,     Title:  Administrator
                        Its President
                        --------------

Date Signed:  September 26, 1995        Date Signed (the "Effective Date"):
             -------------------------              October 2, 1995
                                                    ----------------------------

                                                   (RETURN TWO SIGNED ORIGINALS)

                               EXHIBIT A: LICENSE FEES

SELECT EACH OF THE OPTIONS YOU WANT BY MARKING THE APPROPRIATE OPTION(S) WITH AN "X" IN THE SPACE INDICATED. RECORD THE ASSOCIATED FEES IN THE RIGHT HAND COLUMN, AND THEN TOTAL THE FEES FOR ALL SELECTED OPTIONS.

1.        REQUIRED: CHOOSE ONLY ONE OF (A) OR (B)

OPTION    DESCRIPTION                        FEE             SELECT       AMOUNT
- --------------------------------------------------------------------------------
(A)       Basic MacTCP software
          NO requirement for reporting of
          shipped units                      $5,000 per year    X       5,000.00
                                                              -----     --------
(B)       Basic MacTCP software
          Requirement for reporting of
          shipped units                      $5,000 per year
                                                              -----     --------
2.        OPTIONAL: CHOOSE (C)

OPTION    DESCRIPTION                        FEE             SELECT       AMOUNT
- --------------------------------------------------------------------------------
(C)       MacSNMP Extension for MacTCP
          software                           $2,500 per year
                                                              -----     --------

3.        Optional: CHOOSE ONLY ONE OF (D) OR (E)

OPTION    DESCRIPTION                        FEE             SELECT       AMOUNT
- --------------------------------------------------------------------------------
(D)       Limited Site License Program
          Option Prerequisite choice of
          Option B, above                    $5,000 per year
                                                              -----     --------

(E)       Site License Program Option
          Prerequisite choice of Option B,
          above                              $500 per year
                                             plus             -----     --------
                                             per-unit
                                             royalties

Option (E) per unit royalties are determined according to the following schedule, based on the CUMULATIVE ANNUAL number of end-user licenses for Apple Software granted by Licensee to End-Users under Licensee Site License Programs. End-user licenses granted on a single-user basis, or under the terms of a Licensee Volume License Program do NOT count towards the Option (E) royalty tier.

     If number of licenses granted is
     more than      but not greater than          the per-unit royalty is
     --------------------------------------------------------------------
             1                     2,000                            $0.00
         2,001                     5,000                            $1.00
         5,001                    25,000                            $0.75
        25,001                   100,000                            $0.60
       100,001 and above                                            $0.50

4. TOTAL AMOUNTS FOR OPTIONS SELECTED             TOTAL FEES PAID       5,000.00
                                                                        --------

                                                                       EFBO91093
                              EXHIBIT B: APPLE SOFTWARE

"Apple Software" referenced in Subparagraph 1.1 of the Agreement means Version
2.0.6 of Apple's Software Program known as MacTCP consisting of the following:

BASIC MacTCP FILES:

     MacTCP 2.0.6                                 (REQUIRED)
     MacTCP Token Ring Extension 2.0.2            (REQUIRED)
     MacTCP Ping 2.0.2                            (OPTIONAL)

If Licensee desires to distribute the MacTCP 2.0.6 software, then Licensee must also distribute the MacTCP Token Ring Extension 2.0.2 with Licensee Programs. MacTCP Ping 2.0.2 is not required, but may be distributed with Licensee Programs.

MacSNMP EXTENSION FOR MacTCP SOFTWARE FILES:

     SNMP Macintosh Agent                         (REQUIRED)
     SNMP MacTCP Agent                            (REQUIRED)
     SNMP Manager                                 (REQUIRED)
     SNMP TCP/IP Transport                        (REQUIRED)
     Library Manager Resources                    (REQUIRED)
     Shared Library Manager                       (REQUIRED)
     SNMP Preferences                             (OPTIONAL)
     MacSNMP Client 1.0.2                         (OPTIONAL)

If Licensee chooses option (C) in Exhibit A "MacSNMP Extension for MacTCP" software files, then Licensee must distribute the SNMP Macintosh Agent, SNMP MacTCP Agent, SNMP Manager, SNMP TCP/IP Transport files, Library Manager Resources, and Shared Library Manager with Licensee Programs. SNMP Preferences and MacSNMP Client 1.0.2 are not required, but may be distributed with Licensee Programs.

MacTCP 2.0.2 DOCUMENTATION DISK

                                                                       EFBO91093

                             EXHIBIT C: LICENSEE PROGRAMS

                     SECTION BELOW MUST BE COMPLETED BY LICENSEE

"Licensee Programs" referenced in Subparagraph 1.5 of the Agreement means all of the following:

1.   Licensee Program (Title):  EARTHLINK TOTALACCESS
                              --------------------------------------------------

2.   Description of Licensee Program:

          INTERNET CONNECTIVITY SOFTWARE

1    Licensee Program (Title):
                                ------------------------------------------------

2.   Description of Licensee Program:




1.   Licensee Program (Title):
                               -------------------------------------------------

2.   Description of Licensee Program:

                                                                       EFBO91093


                          EXHIBIT D: SOFTWARE LICENSE

PLEASE READ THIS LICENSE CAREFULLY BEFORE USING THE SOFTWARE. BY USING THE SOFTWARE, YOU ARE AGREEING TO BE BOUND BY THE TERMS OF THIS LICENSE. IF YOU DO NOT AGREE TO THE TERMS OF THIS LICENSE, PROMPTLY RETURN THE UNUSED SOFTWARE TO THE PLACE WHERE YOU OBTAINED IT AND YOUR MONEY WILL BE REFUNDED.

1. LICENSE. The application, demonstration, system and other software accompanying this License, whether on disk, in read only memory, or on any other media (the "Software") the related documentation and fonts are licensed to you by [Licensee Name]. You own the disk on which the Software and fonts are recorded but [Licensee Name] and/or [Licensee Name]'s Licensors retain title to the Software, related documentation and fonts. This License allows you to use the Software and fonts on a single Apple computer and make one copy of the Software and fonts in machine-readable form for backup purposes only. You must reproduce on such copy the [Licensee Name] copyright notice and any other proprietary legends that were on the original copy of the Software and fonts. You may also transfer all your license rights in the Software and fonts, the backup copy of the Software and fonts, the related documentation and a copy of this License to another party, provided the party reads and agrees to accept the terms and conditions of this License.

2. RESTRICTIONS. The Software contains copyrighted material, trade secrets and other proprietary material. In order to protect them, and except as permitted by applicable legislation, you may not decompile, reverse engineer, disassemble or otherwise reduce the Software to a human-perceivable form. You may not modify, network, rent, lease, loan, distribute or create derivative works based upon the Software in whole or in part. You may not electronically transmit the Software from one computer to another or over a network.

3. TERMINATION. This License is effective until terminated. You may terminate this License at any time by destroying the Software, related documentation and fonts and all copies thereof. This License will terminate immediately without notice from [Licensee Name] if you fail to comply with any provision of this License. Upon termination you must destroy the Software, related documentation and fonts and all copies thereof.

4. EXPORT LAW ASSURANCES. You agree and certify that neither the Software nor any other technical data received from [Licensee Name], nor the direct product thereof, will be exported outside the United States except as authorized and as permitted by the laws and regulations of the United States. If the Software has been rightfully obtained by you outside of the United States, you agree that you will not re-export the Software nor any other technical data received from [Licensee Name], nor the direct product thereof, except as permitted by the laws and regulations of the United States and the laws and regulations of the jurisdiction in which you obtained the Software.

5. GOVERNMENT END USERS. If you are acquiring the Software and fonts on behalf of any unit or agency of the United States Government, the following provisions apply. The Government agrees:
     (i) if the Software and fonts are supplied to the Department of Defense
(DoD), the Software and fonts are classified as "Commercial Computer Software" and the Government is acquiring only "restricted rights" in the Software, its documentation and fonts as that term is defined in Clause 252.227-7013(c)(1) of the DFARS; and
     (ii) if the Software and fonts are supplied to any unit or agency of the United States Government other than DoD, the Government's rights in the Software, its documentation and fonts will be as defined in Clause 52.227-19(c)(2) of the FAR or, in the case of NASA, in Clause 18-52.227-86(d) of the NASA Supplement to the FAR.

6. LIMITED WARRANTY ON MEDIA. [Licensee Name] warrants the diskettes and/or compact disc on which the Software and fonts are recorded to be free from defects in materials and workmanship under normal use for a period of ninety
(90) days from the date of purchase as evidenced by a copy of the receipt. [Licensee Name]'s entire liability and your exclusive remedy will be replacement of the diskettes and/or compact disc not meeting [Licensee Name]'s limited warranty and which is returned to [Licensee Name] or an [Licensee Name] authorized representative with a copy of the receipt. [Licensee Name] will have no responsibility to replace a disk/disc damaged by accident, abuse or misapplication. ANY IMPLIED WARRANTIES ON THE DISKETTES AND/OR COMPACT DISC, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE LIMITED IN DURATION TO NINETY (90) DAYS FROM THE DATE OF DELIVERY. THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS, AND YOU MAY ALSO HAVE OTHER RIGHTS WHICH VARY BY JURISDICTION.

                                                                       EFBO91093

7. DISCLAIMER OF WARRANTY ON APPLE SOFTWARE. You expressly acknowledge and agree that use of the Software and fonts is at your sole risk. The Software, related documentation and fonts are provided "AS IS" and without warranty of any kind and [Licensee Name] and [Licensee Name]'s Licensor(s) (for the purposes of provisions 7 and 8, [Licensee Name] and [Licensee Name]'s Licensor(s) shall be collectively referred to as "[Licensee Name]") EXPRESSLY DISCLAIM ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.
[LICENSEE NAME] DOES NOT WARRANT THAT THE FUNCTIONS CONTAINED IN THE SOFTWARE WILL MEET YOUR REQUIREMENTS, OR THAT THE OPERATION OF THE SOFTWARE WILL BE UNINTERRUPTED OR ERROR-FREE, OR THAT DEFECTS IN THE SOFTWARE AND THE FONTS
WILL BE CORRECTED. FURTHERMORE, [LICENSEE NAME] DOES NOT WARRANT OR MAKE ANY REPRESENTATIONS REGARDING THE USE OR THE RESULTS OF THE USE OF THE SOFTWARE
AND FONTS OR RELATED DOCUMENTATION IN TERMS OF THEIR CORRECTNESS, ACCURACY, RELIABILITY, OR OTHERWISE. NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY [LICENSEE NAME] OR AN [LICENSEE NAME] AUTHORIZED REPRESENTATIVE SHALL CREATE A WARRANTY OR IN ANY WAY INCREASE THE SCOPE OF THIS WARRANTY. SHOULD THE
SOFTWARE PROVE DEFECTIVE, YOU (AND NOT [LICENSEE NAME] OR AN [LICENSEE NAME] AUTHORIZED REPRESENTATIVE) ASSUME THE ENTIRE COST OF ALL NECESSARY SERVICING, REPAIR OR CORRECTION. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OF
IMPLIED WARRANTIES, SO THE ABOVE EXCLUSION MAY NOT APPLY TO YOU.

8. LIMITATION OF LIABILITY. UNDER NO CIRCUMSTANCES INCLUDING NEGLIGENCE, SHALL [LICENSEE NAME] BE LIABLE FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES THAT RESULT FROM THE USE OR INABILITY TO USE THE SOFTWARE OR RELATED DOCUMENTATION, EVEN IF [LICENSEE NAME] OR AN [LICENSEE NAME] AUTHORIZED REPRESENTATIVE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. SOME JURISDICTIONS DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU.
In no event shall [Licensee Name]'s total liability to you for all damages, losses, and causes of action (whether in contract, tort (including negligence) or otherwise) exceed the amount paid by you for the Software and fonts.

9. CONTROLLING LAW AND SEVERABILITY. This License shall be governed by and construed in accordance with the laws of the United States and the State of California, as applied to agreements entered into and to be performed entirely within California between California residents. If for any reason a court of competent jurisdiction finds any provision of this License, or portion thereof, to be unenforceable, that provision of the License shall be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this License shall continue in full force and effect.

10. COMPLETE AGREEMENT. This License constitutes the entire agreement between the parties with respect to the use of the Software, the related documentation and fonts, and supersedes all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter. No amendment to or modification of this License will be binding unless in writing and signed by a authorized representative of [Licensee Name].

                                                                       EFBO91093

                          EXHIBIT E: LICENSEE UNITS REPORTS

Licensee will provide a report of shipped unit figures of Licensee Programs for the previous twelve (12) month period at the time of execution of this Agreement and subsequently on the thirty first Agreement (31st) of December of each renewal term of this Agreement in the following form:



REPORT OF SHIPPED UNITS- MacTCP
FOR THE PERIOD JANUARY 1, 199X - DECEMBER 31, 199X

COMPANY NAME:
              -----------------------------------------
PRODUCT NAME:
              -----------------------------------------
UNITS SHIPPED:
              -----------------------------------------


The reports should be sent to the following address:

     Apple Computer, Inc.
     Attention: MacTCP Product Manager
     M/S 303-2E
     3 Infinite Loop
     Cupertino, CA 95014

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                                                                       EFBO91093


                  EXHIBIT F: LICENSEE (LIMITED) SITE LICENSE REPORTS

Licensee will provide a report of (Limited) Site Licenses of Licensee Programs on the thirty first (3lst) of December of each renewal term of this Agreement in the following form:

REPORT OF (LIMITED) SITE LICENSE UNITS SHIPPED - MacTCP
FOR THE PERIOD JANUARY 1, 199X - DECEMBER 31, 199X

COMPANY NAME:  [LICENSEE NAME]
                               --------------------------------------------

PRODUCT NAME:  [LICENSEE PROGRAM NAME]
                                       ------------------------------------

REPEAT FOR EACH (LIMITED) SITE LICENSE EXECUTED OR RENEWED WITH END-USER DURING THE REPORTING PERIOD:

COMPANY NAME: [END-USER NAME]
                              ---------------------------------------------

COMPANY ADDRESS: [END-USER POSTAL MAILING ADDRESS]
                                                   ------------------------

CONTACT NAME: [END-USER CONTACT PERSON NAME]
                                             ------------------------------

NUMBER AUTHORIZED USERS: [MAXIMUM AUTHORIZED USERS]
                                                    -----------------------


The reports should be sent to the following address:

Apple Computer, Inc.
Attention:  MacTCP Product Manager
M/S: 303-2E
3 Infinite Loop
Cupertino, CA 95014


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